                             LETTER OF TRANSMITTAL
                             TO ACCOMPANY SHARES OF
                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

                                  (THE "FUND")
              TENDERED PURSUANT TO ITS OFFER TO PURCHASE FOR CASH
                               DATED MAY 26, 1999
-----------------------------------------------------------------------------

     THE REPURCHASE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE ON JUNE 25, 1999, UNLESS
                                    EXTENDED
                            (THE "TERMINATION DATE")

-----------------------------------------------------------------------------

                                THE DEPOSITARY:

                                BOSTON EQUISERVE

                             FACSIMILE COPY NUMBER:
                                 (781) 575-4826

                             CONFIRM BY TELEPHONE:
                                 (781) 575-4816

                         FOR ACCOUNT INFORMATION CALL:
                                 (800) 730-6001

      BY FIRST CLASS MAIL:            BY OVERNIGHT, CERTIFIED OR                  BY HAND:
                                        EXPRESS MAIL DELIVERY:

        Boston Equiserve                   Boston Equiserve            Securities Transfer & Reporting
     Attn: Corporate Actions            Attn: Corporate Actions                Services, Inc.
          P.O. Box 9573                   40 Campanelli Drive              c/o Boston Equiserve LP
      Boston, MA 02205-9573               Braintree, MA 02184           100 William Street, Galleria
                                                                             New York, NY 10038

----------------------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED                                 SHARE(S) TENDERED
  HOLDER(S):                                             (ATTACH ADDITIONAL SIGNED SCHEDULE IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL NUMBER OF SHARES
                                                                              REPRESENTED BY        NUMBER OF SHARES
                                              CERTIFICATE NUMBER(S)*          CERTIFICATE(S)           TENDERED**
                                            ---------------------------  ------------------------  -------------------
                                            ---------------------------  ------------------------  -------------------
                                            ---------------------------  ------------------------  -------------------
                                            ---------------------------  ------------------------  -------------------
                                            ---------------------------  ------------------------  -------------------
                                            ---------------------------  ------------------------  -------------------
                                            Total Shares Tendered
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders who tender Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the
    Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN. / / YES / / NO

Note: If you do not check either of the boxes above, uncertificated Shares (as defined below), if any, held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan will NOT be tendered.

    Delivery of this Letter of Transmittal to an address other than that shown above or transmission of instructions via a facsimile or telex number other than as listed above does not constitute a valid delivery. The instructions accompanying this letter should be read carefully before this Letter of Transmittal is completed.

    This Letter of Transmittal is to be used (a) if certificates for Shares are to be forwarded herewith, or (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Investlink-TM- Program are to be tendered, or (c) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at the Depository Trust Company ("DTC"), pursuant to the procedure set forth in the Offer to Purchase under "The Offer--4. Procedure for Tendering Shares."

Shareholders whose certificates are not immediately available or who cannot deliver their certificates for Shares (other than uncertificated Shares held by the Fund's transfer agent pursuant to the Investlink-TM- Program) or deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at DTC and all other documents required hereby to the Depositary prior to the Termination Date may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in the Offer to Purchase under "The Offer--4. Procedure for Tendering Shares." See Instruction 2 below. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution: _____________________________________________
    Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution which Guaranteed Delivery: _____________________________ Account Number (if delivered by book-entry transfer): ______________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

Sir/Madam:

    The undersigned hereby tenders to The Emerging Markets Infrastructure Fund, Inc., a Maryland corporation, the shares of common stock, par value $0.001 per share, of the Fund (the "Shares"), described below, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 26, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer") at a price equal to an amount per Share, net to the seller in cash, of 95% of the net asset value per Share (the "Purchase Price"), as determined by the Fund as of the close of regular trading on the New York Stock Exchange on June 25, 1999 or such later date to which the Offer may be extended.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after May 26, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer to Purchase.

    The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after May 26, 1999); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title hereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after May 26, 1999); and (d) the undersigned has read and agreed to all of the terms of the Offer to Purchase and this Letter of Transmittal.

    The name(s) and address(es) of the registered owner(s) should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificated form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Fund may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for the Shares not purchased, if any, will be returned to the undersigned at its registered address unless otherwise indicated under the Special Delivery Instructions below. The undersigned recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares. The undersigned understands that acceptance of Shares by the Fund shall constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

    The check for the Purchase Price of the tendered Shares purchased will be issued to the order of the undersigned and mailed to the address indicated, unless otherwise indicated in the box titled Special Payment Instructions or the box titled Special Delivery Instructions. The Fund will not pay interest on the Purchase Price under any circumstances.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Termination Date in accordance with the procedure set forth in the Offer to Purchase under "The Offer--3. Withdrawal Rights." After the Termination Date, tenders made pursuant to the Offer will be irrevocable.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed (in which case a medallion guarantee is required (See Instruction 1)), please issue the check for the Purchase Price and/or return such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned recognizes that the Special Payment Instructions and the Special Delivery Instructions are NOT applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan which may be tendered hereby.

------------------------------------------------            ------------------------------------------------
           SPECIAL PAYMENT INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
       (See Instructions 1, 5, 6, 7 and 10)                         (See Instructions 1, 5, 6, and 7)
                                                            To be completed ONLY if certificates for Shares
To be completed ONLY if certificates for Shares             not tendered or not purchased and/or the check for
not tendered or not purchased and/or the check for          the purchase price of Shares purchased are to be
the purchase price of Shares purchased are to be            issued in the name of the undersigned, but sent to
issued in the name of and sent to someone other             someone other than the undersigned, or to the
than the undersigned.                                       undersigned at an address other than that shown
                                                            above.

Issue    / / Check                                          Mail    / / Check
         / / Certificate to:                                         / / Certificate to:

Name ---------------------------------------------          Name ---------------------------------------------
                  (Please Print)                                              (Please Print)

Address ------------------------------------------          Address ------------------------------------------

--------------------------------------------------          --------------------------------------------------
             (City, State, Zip Code)                                     (City, State, Zip Code)

Complete Payer Substitute Form W-9

--------------------------------------------------
(Taxpayer Identification (Social Security) Number)
By signing and completing the form above, under
the penalties of perjury, I/we certify that the
above tax identification or social security
number(s) is/are correct.
Note: Failure to complete and sign may result in
backup withholding of 31% of the payments due to
you. See Instruction 10.

--------------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 12)

     This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check one box):

 / /  Is the beneficial or record owner of an aggregate of not more than 99
     Shares, all of which are being tendered; or

 / /  Is a broker, dealer, commercial bank, trust company or other nominee that
     (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

 and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                                     SIGN HERE
 IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN OR FORM W-8
          (ENCLOSED) AS APPLICABLE (SEE INSTRUCTIONS 1, 5, 6, AND 11).
                The Offer is hereby accepted in accordance with its terms
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                              (SIGNATURES OF SHAREHOLDER(S))

          Dated: _______________________________________________________ , 1999
(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s)
for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

          Name(s)_______________________________________________________________

          ----------------------------------------------------------------------
                                      (PLEASE PRINT)

          Capacity (Full
          Title)_______________________________________________________________

          Address_______________________________________________________________

          ----------------------------------------------------------------------
                                CITY                              STATE
          CODE

          Area Code and Telephone Number _________________________

          Employer Identification or Social Security Number
          _________________________

                                GUARANTEE OF SIGNATURE(S)
                                (See Instructions 1 and 5)

                                                         Authorized Signature(s)
                                  ----------------------------------------------

          Name   ---------------------------------------------------------------
                                      (PLEASE PRINT)

          Name of Firm   -------------------------------------------------------

                                                                         Address
                   -------------------------------------------------------------

          ----------------------------------------------------------------------
                CITY                              STATE
          CODE

          Dated ______________________________________________________ , 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith (including, for purposes of this document, any participant in the book-entry transfer facility of DTC whose name appears on DTC's security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm (an "Eligible Institution") which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or MSP). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Investlink-TM- Program are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in the Offer to Purchase under "The Offer--4. Procedure for Tendering Shares."

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Stockholders have the responsibility to cause their Shares (in proper certificated or uncertificated form), this Letter of Transmittal (or a photocopy hereof bearing original signature(s) and any required signature guarantees), and any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer.

    The Fund will not accept any alternative, conditional or contingent tenders.

    All tendering stockholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance of their tender.

    3. INADEQUATE SPACE. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If more than 3,011,714 Shares are duly tendered prior to the expiration of the Offer (as extended), the Fund will accept for payment 3,011,714 Shares from tendering stockholders, in accordance with the terms and conditions specified in the Offer to Purchase, as follows:
(i) all Shares validly tendered before the Termination Date by any shareholder who owns beneficially, as of the close of business on June 25, 1999, an aggregate of fewer than 100 Shares ("Odd Lot Shares") and who tenders all of such Shares and completes the box captioned "Odd Lots" on this Letter of Transmittal and, if applicable, Notice of Guaranteed Delivery, will be purchased; and (ii) other Shares validly tendered before the Termination Date will be purchased on a pro rata basis (with appropriate adjustments to avoid purchases of fractional Shares). Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the offer, without expense to the tendering stockholder.

    5.  SIGNATURES ON LETTER OF TRANSMITTAL, AUTHORIZATIONS AND ENDORSEMENTS.

    (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    (c) If any of the tendered Shares hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    (d) If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted.

    (e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not purchased are to be issued in the name of a person other than the registered holder(s). SIGNATURES ON SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. (SEE INSTRUCTION 1)

    (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s) for such Shares. SIGNATURES ON SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. (SEE INSTRUCTION 1)

    6. TRANSFER TAXES. The Fund will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any tendered certificate(s) are registered, or the Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for unpurchased Shares and/or check(s) are to be issued in the name of a person other than the registered owner(s) or if such certificate(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

    8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Share(s) or stockholder(s). The Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding.

    NONE OF THE FUND, THE INVESTMENT ADVISER TO THE FUND, THE DEPOSITARY, THE INFORMATION AGENT OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF DEFECTS IN TENDERS, AND NONE OF THEM SHALL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

    9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to Georgeson & Company, Inc., the information agent for the Offer (the "Information Agent"), by telephoning 1-800-223-2064 toll-free. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may also be directed to the Information Agent. Stockholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Stockholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

    10. RESTRICTION ON SHORT SALES. Section 14(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14e-4 promulgated thereunder make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person's own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a net long position equal to or greater than the amount tendered in (i) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer within the period specified in the Offer, or (ii) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund prior to or on the Termination Date. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

    The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering stockholder and the Fund, upon the terms and subject to the conditions of the Offer, including such stockholder's representation that (i) such stockholder has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act; and (ii) the tender of such Shares complies with Rule 14e-4.

    11. BACKUP WITHHOLDING TAX. Each tendering U.S. Stockholder who has not already submitted a correct, completed and signed Form W-9 to the Fund, or does not otherwise establish an exemption from withholding, must notify the Depositary of such stockholder's correct taxpayer identification number ("TIN") (or certify that such taxpayer is awaiting a TIN) and provide certain other information by completing and providing to the Depositary the Substitute Form W-9 provided under "Important Tax Information" below. Failure either to provide the information on the form or to check the box in Part 2 of the form may subject the tendering stockholder to 31% federal income tax backup withholding on the payments made to the stockholder (or other payee) with respect to Shares purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, the Depositary will withhold 31% on all such payments thereafter until a TIN is provided to the Depositary.

    Each tendering non-U.S. stockholder who has not already submitted a correct, completed and signed Form W-8 to the Fund should complete the Form W-8 included with this Letter of Transmittal and provide it to the Depositary.

    IMPORTANT: THIS LETTER OF TRANSMITTAL, OR FACSIMILE HEREOF BEARING ORIGINAL SIGNATURE(S), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM), AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE TERMINATION DATE.

    The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering stockholder and the Fund, upon the terms and subject to the conditions of the Offer, including such stockholder's representation that the Shares being tendered represent Shares actually owned by such stockholder as of the date of purchase of Shares pursuant to the Offer.

                           IMPORTANT TAX INFORMATION

    THE FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. IT MAY NOT BE APPLICABLE TO NON-U.S. STOCKHOLDERS. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER.

                        SUBSTITUTE FORM W-9 OR FORM W-8

    Under the U.S. federal income tax laws, the Depositary may be required to withhold 31% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. stockholder must provide the Depositary with such stockholder's correct TIN by completing the Substitute Form W-9 set forth below. In general, if a stockholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service. Certain stockholders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number.

    In order for a non-U.S. stockholder to avoid 31% backup withholding, such stockholder must submit a statement to the Depositary signed under penalties of perjury attesting as to its non-U.S. status. Form W-8 and instructions for such statement are enclosed for such stockholders.

        CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

    Failure to complete Substitute Form W-9 or Form W-8 will not, by itself, cause the Shares to be deemed invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the stockholder may claim a refund from the Internal Revenue Service.

    12. ODD LOTS. As described in the Offer to Purchase under "The Offer--1. Number of Shares; Proration," the Fund will purchase Shares validly tendered and not properly withdrawn prior to the Termination Date by any stockholder who owns beneficially or of record an aggregate of not more than 99 shares (an "Odd Lot Holder"). This preference will not be available unless the item in this Letter of Transmittal captioned "Odd Lots" is completed.

                  TO BE COMPLETED BY ALL TENDERING REGISTERED
                             HOLDERS OF SECURITIES

-----------------------------------------------------------------------------------------------------------------------------------
                                                  PAYER'S NAME: BOSTON EQUISERVE
-----------------------------------------------------------------------------------------------------------------------------------

                                  Part 1: PLEASE PROVIDE YOUR TIN IN THE APPROPRIATE BOX AT           Social Security Number
SUBSTITUTE                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.                                or
FORM W-9                                                                                          Employer Identification Number
                                                                                                    --------------------------
                                  -------------------------------------------------------------------------------------------------
Department of the Treasury        NAME (if a joint account or you changed your name, see Guidelines)
Internal Revenue Service
                                  CHECK APPROPRIATE BOX:
                                  / / Individual/Sole proprietor
                                  / / Corporation
                                  / / Partnership  / / Other
                                  ------------------------------------------------------
                                  BUSINESS NAME, if different from above (See Guidelines):
                                  ------------------------------------------------------
                                  ADDRESS
                                  ------------------------------------------------------
                                  CITY    STATE    ZIP CODE
                                  Part 2--For Payees exempt from backup withholding, see the Important Tax Information above and
                                  Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 enclosed herewith and complete as instructed herein.
                                  Part 3--CERTIFICATION--Under penalties of perjury, I certify that (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and (ii) I am not subject to backup withholding because: (a) I am exempt from backup
 PAYER'S REQUEST FOR TAXPAYER     withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding
  IDENTIFICATION NUMBER (TIN)     as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that
       AND CERTIFICATION          I am no longer subject to backup withholding.

                                  SIGNATURE ------------------ DATE ---------------
                                  CERTIFICATION INSTRUCTIONS--You must cross out Item (ii) above if you have been notified by the
                                  IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. If you are exempt from backup withholding, check the box in Part 5 below.
                                  Part 4--AWAITING TIN / /                  Part 5--EXEMPT TIN / /
-----------------------------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT
                     HAVE A TAXPAYER IDENTIFICATION NUMBER

---------------------------------------------------------------------------------------------------------------------------------
                                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
           I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer
           Identification Number to the payer, 31% of all reportable payments due to me pursuant to the Offer will be withheld until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my
           Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

           ----------------------------------------------------------     ------------------------------------------
                                      SIGNATURE                                            DATE
---------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO REPURCHASE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NYSE, ON JUNE 25, 1999 OR SUCH LATER DATE TO WHICH THE OFFER MAY BE EXTENDED, AT THE APPROPRIATE ADDRESS SET FORTH BELOW:

                                       THE DEPOSITARY:
                                       BOSTON EQUISERVE

                                    FACSIMILE COPY NUMBER:
                                        (781) 575-4826

                                    CONFIRM BY TELEPHONE:
                                        (781) 575-4816

                                FOR ACCOUNT INFORMATION CALL:
                                        (800) 730-6001

                                  BY OVERNIGHT, CERTIFIED OR
                                    EXPRESS MAIL DELIVERY:
     BY FIRST CLASS MAIL:                                                  BY HAND:

       Boston Equiserve                Boston Equiserve             Securities Transfer &
   Attn: Corporate Actions         Attn: Corporate Actions         Reporting Services, Inc.
        P.O. Box 9573                40 Campanelli Drive           c/o Boston Equiserve LP
    Boston, MA 02205-9573            Braintree, MA 02184         100 William Street, Galleria
                                                                      New York, NY 10038

    Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Offer to Purchase, the Notice of Guaranteed Delivery and other documents may be directed to the Information Agent at its telephone number and location listed below. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:
GEORGESON & COMPANY INC.

                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005
                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 440-9800
                           ALL OTHERS CALL TOLL-FREE:
                                 (800) 223-2064